JPMORGAN INCOME FUNDS

JPMorgan Ultra Short Duration Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated April 17, 2009
to the Prospectuses dated July 1, 2008, as supplemented

On February 20, 2009, the JPMorgan Ultra Short Duration Bond Fund (the “Fund”) supplemented its Prospectuses to indicate that shareholders would be asked to approve changing the Fund’s fundamental investment objective to a new, non-fundamental investment objective at a special shareholder meeting to be held on or around June 15, 2009 (the “June Shareholder Meeting”). The Fund has determined not to pursue changing the investment objective at this time. Therefore, shareholders of the Fund will NOT be asked to approve the change in the investment objective at the June Shareholder Meeting.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-INC-409